UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

SILVERSTAR RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Silverstar Resources, Inc.

1440 NW 1st Court

Boca Raton, FL 33432

May__, 2016

To:	The Holders of the Silverstar Resources, Inc.

Re:	Notice of Action by Written Consent in Lieu of Meeting of Stockholders

This Information Statement is furnished by the board of directors (the "Board of Directors") of Silverstar Resources, Inc., a Nevada corporation (the "Company"), to holders of record of the Company's common stock, $0.001 par value per share, at the close of business on April 22, 2016 (the "Record Date"). The purpose of this Information Statement is to inform the Company's stockholders that our Board of Directors adopted and recommended certain actions and those actions were taken by the written consent of the holders of a majority of the Company's voting stock on April 30, 2016. This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes. This Information Statement provides notice that the Board of Directors has recommended, and holders of a majority of the voting power of our outstanding stock have voted, to approve the following:

To approve an amendment to the Company's Articles of Incorporation to change the Company's name to Creative Waste Solutions, Inc.

The above actions taken by the Company's stockholders will become effective on or about June __, 2016 and are more fully described in the Information Statement accompanying this Notice.

Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter that will be described herein.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform stockholders of the action taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended. The Information Statement is for information purposes only and explains the action taken by written consent. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors

Jared Robinson, CEO

May __, 2016

Boca Raton, FL

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WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS' RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.001 par value per share (the "Common Stock") of Silverstar Resources, Inc., a Nevada corporation ("We" or the "Company") by the Board of Directors to notify them about certain actions that the holders of a majority of the Company's outstanding voting stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on April 22, 2016.

Copies of this Information Statement are first being sent on or before May 16, 2016 to the holders of record on April 30, 2016 of the outstanding shares of the Company's Common Stock.

General Information

Stockholders of the Company owning a majority of the Company's outstanding voting securities have approved the following action (the "Action") by written consent dated April 22, 2016 in lieu of a special meeting of the stockholders:

To approve an amendment to the Company's Articles of Incorporation to change the Company's name to Creative Waste Solutions, Inc.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters' Right of Appraisal

No dissenters' or appraisal rights under Nevada law are afforded to the Company's stockholders as a result of the approval of the Action.

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Vote Required

The vote, which was required to approve the above Action, was the affirmative vote of the holders of a majority of the Company's voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held.

The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is April 30, 2016. The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on April 30, 2016 (the "Record Date"). As of the Record Date, the Company had outstanding 3,436,840 shares of Common Stock. Holders of the Common Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Transfer Online, 1489 West Warm Springs Road, Suite 110, Henderson, NV 89014, Phone: 973-879-3188.

Vote Obtained – Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the Nevada Revised Statutes generally provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

In order to eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Actions and in order to effectuate the Actions as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholders and their respective approximate beneficial ownership percentage of the voting stock of the Company, which total in the aggregate 59.72 % of the outstanding voting stock, are Mr. Jamie Mayo, Ms. Lilia Mishal and Petra Corp.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Company's stockholders on the Record Date. The corporate action described herein will be effective approximately 20 days (the "20-day Period") after the mailing of this Information Statement. The 20-day Period is expected to conclude on or about June __, 2016.

The entire cost of furnishing this Information Statement will be borne by the Company.

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ACTION ONE

AMENDMENT TO THE COMPANY'S

ARTICLES OF INCORPORATION TO CHANGE

THE NAME OF THE COMPANY

Name Change

On April 22, 2016 the Board of Directors of the Company approved, declared it advisable and in the Company's best interest, and directed that there be submitted to the holders of a majority of the Company's common stock for approval, the prospective amendment to the Company's Articles of Incorporation to change the name of the Company to Cosmos Holdings Inc. (the "Name Change Amendment"). On April 30, 2016, stockholders of the Company owning a majority of the Company's outstanding voting stock (the "Majority Stockholders") approved the Name Change Amendment by written consent, in lieu of a special meeting of the stockholders.

The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company's best interests to authorize and approve the Name Change Amendment in order to more accurately reflect additions to the Company's business focus with the acquisition of Creative Waste Solutions, Inc. disclosed in the Company's Current Report on Form 8-K filed with the SEC on April 14, 2016.

The Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Nevada Secretary of State with an expected effective date of June __, 2016.

DELIVERY OF DOCUMENTS TO

SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future stockholders communication documents to any stockholders sharing an address to which multiple copies are now delivered.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC's Public Reference Room at 200 F Street, N.E., Washington, D.C.20549, as well as in the SEC's public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC's public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC's web site is http://www.sec.gov.

By order of the Board of Directors

/s/ Jared Robinson

Jared Robinson, CEO

May__, 2016

Boca Raton, Florida

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EXHIBIT A

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20160200815-45
	Filing Date and Time 05/02/2016 5:00 PM
	Entity Number C29927-2003

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Silverstar Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I. NAME: The name of this corporation is Creative Waste Solutions, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 83%

4. Effective date and time of filing: (optional) Date: May 15th, 2016 Time: 12:00 PM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

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SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

CREATIVE WASTE SOLUTIONS, INC.

Nevada Business Identification # NV20031532821

Expiration Date: December 31, 2016

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on May 3, 2016

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law <u>cannot</u> be waived.

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